EXHIBIT (10)(a)

CONSENT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

Consent of Independent Registered Public Accounting Firm

We consent to the reference to our firm under the caption “Independent Registered Public Accounting Firm” in the Statement of Additional Information and to the use of our report dated February 13, 2004, with respect to the statutory-basis financial statements and schedules of Transamerica Financial Life Insurance Company, included in Pre-effective Amendment No. 1 to the Registration Statement (Form N-4 No. 333-120125) and related Prospectus of Separate Account VA-WNY.

Des Moines, Iowa

December 27, 2004